LIMITED GUARANTY AGREEMENT

This Limited Guaranty Agreement (as amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, this “Guaranty Agreement”), dated as of February 17, 2016, is executed by VOLT INFORMATION SCIENCES, INC., a New York corporation (“Guarantor”) in favor of Bank of America, N.A. (“Lender”).

RECITALS

WHEREAS, pursuant to that certain Loan and Security Agreement dated as of the date hereof by and between MAINTECH, INCORPORATED, a Delaware corporation (“Borrower”) and Lender (including all annexes, exhibits and schedules thereto, and as amended, amended and restated, supplemented and otherwise modified, renewed or replaced from time to time, the “Loan Agreement”), Lender has agreed to make loans and other financial accommodations to Borrower; and

WHEREAS, Guarantor is the indirect owner and holder of all of the Equity Interests of Borrower and, as a result thereof, Guarantor will benefit, directly or indirectly, from the credit facility and other financial accommodations provided to Borrower under the Loan Agreement; and

WHEREAS, it is a condition to the effectiveness of the Loan Agreement that this Guaranty Agreement be executed and delivered by the Guarantor.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees for the benefit of Lender as follows:

1.         DEFINITIONS. Except as specifically defined in this Guaranty Agreement, capitalized terms used herein shall have the respective meanings given thereto in the Loan Agreement (as in effect on the date hereof).  As used herein, “Other Loan Documents” mean the Loan Documents other than the Loan Agreement and this Guaranty Agreement.

2.         GUARANTY.

2.1        Guaranty.

(a)           Guarantor unconditionally and irrevocably guarantees to Lender the due and punctual payment and performance of the Obligations (the “Guaranteed Obligations”). Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and it will remain bound upon this Guaranty Agreement notwithstanding any extension or renewal of any Guaranteed Obligation.

(b)           Guarantor, to the extent permitted by applicable law, waives (A)(i) presentation to, demand for payment from and protest to, as the case may be, Borrower or any other guarantor of any of the Guaranteed Obligations; (ii) notice of protest for nonpayment, notice of acceleration and notice of intent to accelerate; and (iii) the future change to the time, manner or place of payment of, or in any other term of all or any part of the Obligations.  The obligations of Guarantor hereunder shall not be affected by: (B) (i) the failure of Lender to assert any claim or demand or to exercise or enforce any right or remedy against Borrower or any other guarantor of any of the Guaranteed Obligations under the provisions of the Loan Agreement or any other Loan Document or otherwise; (ii) any extension or renewal of any provision of the Loan Agreement or any of the Other Loan Documents;

(iii) any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of the Loan Agreement or of any Other Loan Document; (iv) the discharge or release by Lender of any other guarantor of such guarantor’s obligations (or any portion thereof); or (v) the failure to perfect any security interest in or the release, exchange, waiver or foreclosure of any security held by Lender for the Guaranteed Obligations. Guarantor specifically acknowledges and agrees that but for this Guaranty Agreement and the waivers made by Guarantor, Lender would not extend financial accommodations to Borrower.

(c)           Guarantor further agrees that this Guaranty Agreement constitutes a guaranty of performance and of payment when due and not just of collection, and waives, to the fullest extent permitted by applicable law, any right to require that any resort be had by Lender to any security held for payment of the Guaranteed Obligations or to any balance of any deposit, account or credit on the books of Lender in favor of Borrower or any other guarantor of any of the Guaranteed Obligations or to any other Person.

(d)           Guarantor hereby expressly acknowledges that Lender shall have no responsibility to keep Guarantor informed of the financial condition of Borrower or any other guarantor of any of the Guaranteed Obligations or of any circumstances affecting Borrower’s collateral or the ability of Borrower to perform under the Loan Agreement.

(e)           This Guaranty Agreement shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations, or any other instrument evidencing any of the Guaranteed Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor or by any other circumstance relating to the Guaranteed Obligations (other than final payment in full of the Guaranteed Obligations in cash) which might otherwise constitute a defense to this Guaranty Agreement. Lender makes no representation or warranty in respect to any such circumstances and has no duty or responsibility whatsoever to Guarantor in respect to the management and maintenance of the Guaranteed Obligations or Borrower’s collateral.

2.2        No Impairment of Guaranty.  Except as otherwise provided by Section 2.4 of this Guaranty Agreement, the Guaranteed Obligations shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim or waiver, release, surrender, alteration or compromise, and shall not be subject to any defense (other than by payment of the Guaranteed Obligations in full in cash) or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of Lender to assert any claim or demand or to enforce any remedy hereunder or under the Loan Agreement or any other Loan Document, by any waiver or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of Guarantor or would otherwise operate as a discharge of Guarantor as a matter of law, unless and until the Guaranteed Obligations are paid in full.

2.3        Continuation and Reinstatement, etc.  Guarantor further agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by Lender upon the bankruptcy or other reorganization of Borrower or any other guarantor of any of the Guaranteed Obligations or otherwise.

In furtherance of the provisions of this Guaranty Agreement, and not in limitation of any other right which Lender may have at law or in equity against Borrower or any other guarantor of any of the Guaranteed Obligations, by virtue hereof, upon failure of Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice or otherwise, Guarantor hereby promises to and will, upon demand by Lender, forthwith pay or cause to be paid to Lender in cash an amount equal to the unpaid amount of all Guaranteed Obligations arising in connection with the Loan Agreement, together with interest on the portion thereof that represents outstanding Obligations at the rate provided for in the Loan Agreement.

All rights of Guarantor against Borrower or any other guarantor of the Obligations arising by way of right of subrogation or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full only in cash of all the Guaranteed Obligations to Lender. In furtherance of the foregoing, until the Guaranteed Obligations have been paid in full in cash, (i) Guarantor hereby postpones and agrees not to exercise any right of subrogation, contribution or indemnification Guarantor has or may have as against Borrower or any other guarantor of the Obligations with respect to the Guaranteed Obligations; (ii) Guarantor hereby postpones and agrees not to exercise any right to proceed against Borrower or any other Person now or hereafter liable on account of the Obligations for contribution, indemnity, reimbursement, or any other similar rights (irrespective of whether direct or indirect, liquidated or contingent) with respect to the Guaranteed Obligations; and (iii) Guarantor hereby postpones and agrees not to exercise any right it may have to proceed or to seek recourse against or with respect to any property or asset of Borrower or any other Person now or hereafter liable on account of the Obligations in respect of the Guaranteed Obligations. If an amount shall be paid to Guarantor for the account of Borrower in respect of the rights referred to in this paragraph, such amount shall be held in trust for the benefit of Lender to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

2.4           Limitation on Guaranteed Amount.  Notwithstanding any other provision of this Guaranty Agreement, the amount guaranteed by Guarantor hereunder shall be limited (a) to an aggregate principal amount not to exceed $3,000,000, and (b) to such lesser amount to the extent, if any, required so that Guarantor’s obligations under this Guaranty Agreement shall not be rendered voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or to being set aside or annulled under any applicable state law or foreign statute relating to fraud on creditors or under common law. In determining the limitations under the foregoing clause (b), if any, on the amount of Guarantor’s obligations hereunder, any rights of subrogation or contribution which Guarantor may have under this Guaranty Agreement or applicable statute shall be taken into account.

3.         REPRESENTATIONS AND WARRANTIES.

Guarantor makes the following representations and warranties, all of which shall survive the execution and delivery of the Loan Agreement and this Guaranty Agreement:

(i)           the execution, delivery and performance of this Guaranty Agreement (a) will not violate any provision of applicable law, any order of any court or other agency of the United States or any state thereof, applicable to Guarantor or any of its properties or assets; (b) does not require the consent or approval of any Person or entity, including but not limited to any governmental authority, or any filing or registration of any kind except those already obtained; and (c) is the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally, and general principles of equity;

(ii)           in executing and delivering this Guaranty Agreement, Guarantor has (a) without reliance on Lender or any information received from Lender and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and Borrower, Borrower’s business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, Borrower or the obligations and risks undertaken herein with respect to the Guaranteed Obligations; (b) adequate means to obtain from Borrower on a continuing basis information concerning Borrower; (c) has full and complete access to the Loan Documents and any other documents executed in connection with the Loan Documents; and (d) not relied and will not rely upon any representations or warranties of Lender not embodied herein or any acts heretofore or hereafter taken by Lender (including but not limited to any review by Lender of the affairs of Borrower);

(iii)           the execution, delivery and performance of this Guaranty Agreement will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any properties or assets of Guarantor; and

(iv)           Guarantor (a) is the indirect owner and holder of all Equity Interests of Borrower; (b) has received, or will receive, direct and/or indirect benefit from the making of the Loans to Borrower; and (c) has received, or will receive, direct and/or indirect benefit from the making of this Guaranty Agreement with respect to the Guaranteed Obligations.

4.         MISCELLANEOUS

4.1        Notices. All communications and notices hereunder shall be in writing and given as provided in Section 12.3 of the Loan Agreement, provided that all communications and notices hereunder to Guarantor shall be given to Guarantor at the address set forth on the signature page hereof.

4.2        Binding Effect; Several Agreement; Assignments. Whenever in this Guaranty Agreement any of the parties hereto is referred to, such reference shall be deemed to include the executors, administrators, successors and assigns of such party; and all covenants, promises and agreements by or on behalf of Guarantor that are contained in this Guaranty Agreement shall bind and inure to the benefit of each party hereto and their respective executors, administrators, successors and assigns.  This Guaranty Agreement shall become effective as to Guarantor when a counterpart hereof executed on behalf of Guarantor shall have been delivered to Lender, and shall become effective as to Lender upon its acceptance of the same, and thereafter shall be binding upon Guarantor and Lender and their respective executors, administrators, successors and assigns, and shall inure to the benefit of Guarantor, Lender, and their respective executors, administrators, successors and assigns, except that Guarantor shall not have the right to assign its rights or obligations hereunder or an interest herein (and any such attempted assignment shall be void).

4.3        SERVICE OF PROCESS. GUARANTOR (I) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS GUARANTY AGREEMENT, OR THE SUBJECT MATTER HEREOF BROUGHT BY LENDER OR ITS SUCCESSORS AND ASSIGNS, (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS GUARANTY AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (III) HEREBY AGREES NOT TO ASSERT ANY OFFSETS OR COUNTERCLAIMS (OTHER THAN COMPULSORY COUNTERCLAIMS) IN ANY SUCH ACTION, SUIT OR PROCEEDING. GUARANTOR HEREBY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 4.1 HEREOF, PROVIDED, HOWEVER, THAT NOTHING IN THIS GUARANTY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.  A FINAL JUDGMENT AGAINST GUARANTOR IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN OTHER JURISDICTIONS (X) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY INDEBTEDNESS OR LIABILITY OF GUARANTOR OR (Y) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION, PROVIDED, HOWEVER, THAT LENDER MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST GUARANTOR OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE GUARANTOR OR SUCH ASSETS MAY BE FOUND.

4.4        GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (BUT WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS).

4.5        No Waiver, etc. Neither a failure nor a delay on the part of Lender in exercising any right, power or privilege under this Guaranty Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of Lender expressly specified herein are cumulative and not exclusive of any other rights, remedies or benefits which Lender may have under this Guaranty Agreement, at law, in equity, by statute, or otherwise.

4.6        Modification, etc. No modification, amendment or waiver of any provision of this Guaranty Agreement, nor the consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in the same, similar or other circumstances.

4.7        Severability. If any one or more of the provisions contained in this Guaranty Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall in no way be affected or impaired thereby.

4.8        Headings. Section headings used herein are for convenience of reference only and are not to affect the construction of, or be taken into consideration in interpreting, this Guaranty Agreement.

4.9        Counterparts. This Guaranty Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken to together shall constitute a single contract, and shall become effective as provided in Section 4.2. Delivery of an executed signature page to this Guaranty Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart to this Guaranty Agreement.

4.10       WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, GUARANTOR HEREBY WAIVES AND COVENANTS (WHICH LENDER HEREBY ALSO WAIVES AND COVENANTS) THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS GUARANTY AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY LENDER THAT THE PROVISIONS OF THIS SECTION 4.10 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH LENDER HAS RELIED, IS RELYING AND WILL RELY IN ENTERING INTO THIS GUARANTY AGREEMENT.  GUARANTOR AND LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

4.11       Right of Setoff. If an Event of Default under the Loan Agreement shall have occurred and be continuing, Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Guarantor against any or all of the obligations of Guarantor now or hereafter existing under this Guaranty Agreement and the other Loan Documents held by Lender, irrespective of whether or not Lender shall have made any demand under this Guaranty Agreement or any other Loan Document and although such obligations may be unmatured.  The rights of Lender under this Section 4.11 are in addition to the other rights and remedies (including other rights of setoff) which Lender may have.

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty Agreement as of the date first written above.

Address for Guarantor:	VOLT INFORMATION SCIENCES, INC.

1133 Avenue of the Americas
New York, NY 10036	By:	/s/ Kevin Hannon
	Name:	Kevin Hannon
	Title:	VP & Treasurer

[Limited Guaranty Agreement]